UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 9, 2021

PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

505 MILLENNIUM DRIVE
ALLEN, TX 75013
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(972) 881-2900
(REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	PFSW	NASDAQ	Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 3.01 Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On November 9, 2021, PFSweb, Inc. received a notice from NASDAQ notifying the company that, because its Form 10-Q for the period ended September 30, 2021 (the “September 10-Q”) has not been filed with the Securities and Exchange Commission (“SEC”) by the required due date of November 9, 2021, the company therefore continues to not be in compliance with the periodic filing requirements for continued listing set forth in NASDAQ Listing Rule 5250(c)(1) and must submit an updated plan to NASDAQ to regain compliance with respect to its delinquent Form 10-Q for the period ended June 30, 2021 (the "June 10-Q”) and the September 10-Q. The notice received from NASDAQ has no immediate effect on the listing or trading of the company's shares. Today, the company submitted to NASDAQ its updated plan to regain compliance. If NASDAQ accepts the company's plan, then NASDAQ may grant the company up to 180 days from the June 2021 10-Q due date, or February 7, 2022, to file both the June 10-Q and September 10-Q.

ITEM 7.01 Regulation FD Disclosure

On November 9, 2021, the Company issued a press release about its submission to NASDAQ of its plan to regain compliance. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued November 9, 2021.
104	Cover Page Interactive Data file, formatted in Inline XBRL

Cautionary Note Regarding Forward-Looking Statements. This Current Report on Form 8-K and the press release contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: November 9, 2021	By:	/s/ Thomas J. Madden
Thomas J. Madden
Executive Vice President, Chief Financial Officer